AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 1st Quarter 2017

For the periods ended March 31, 2017, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate), for the quarter, 3-, 5-, and 10-year periods by 10, 47, 39, and 39 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the 3-year period by 4 bps.

Performance for periods ended March 31, 2017 (Returns for periods exceeding one year are annualized)
	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.92%	0.92%	0.42%	3.15%	2.73%	4.66%
HIT Total Net Rate of Return	0.81%	0.81%	0.02%	2.72%	2.30%	4.21%
Barclays Capital Aggregate Bond Index	0.82%	0.82%	0.44%	2.68%	2.34%	4.27%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Markets were impacted during the quarter by a variety of factors including expectations about FOMC action in March and beyond, strong employment numbers for January and February, initial anticipation of U.S. fiscal stimulus, the failure to pass Obamacare replacement legislation, uncertainty over the timing of tax reform, relatively strong corporate earnings, and European concerns such as Brexit and upcoming French elections. Despite volatility in U.S. Treasury rates during the quarter, rates ended the quarter close to where they began.

Positive contributions to the HIT’s performance in the first quarter relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  Performance by the HIT’s agency multifamily MBS, as spreads to Treasuries tightened. Spreads on FHA/Ginnie Mae permanent loan and construction/permanent loan certificates were both about 12 basis points (bps) tighter. Longer Fannie Mae DUS securities also tightened, with the benchmark Fannie Mae 10/9.5 spread contracting by about 5 bps. At the end of March, the HIT had 24.9% of its portfolio invested in DUS securities across various structures while there were no single-asset DUS securities in the index.
  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the worst performing major sector in the index with excess returns of -17 bps. The HIT was underweight to this sector with a 17.8% allocation versus 28.3% in the Barclays Aggregate as of March 31.

Negative impacts to the HIT’s performance included:

  The HIT’s overweight to spread assets as swap spreads widened. Two-, 5-, 7-, and 10-year swap spreads widened by 11, 9, 11.5, and 10.5 bps, respectively. At the end of the quarter, 90.9% of the HIT’s assets were spread assets (9.1% were cash equivalents and Treasuries) compared to 63.4% spread assets in the Barclays Aggregate (36.6% in Treasuries).
  Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting an excess return of 38 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.1% of the index as of March 31, 2017.
  The HIT’s overweight to agency REMICS, which widened by 6 basis points over the quarter. The portfolio had a 15.1% allocation to GNMA REMICs at the end of March.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q1 Highlights

  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -5, 24, 16, and 85 bps, respectively. Over 96% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate at the end of March.

The world faces an uncertain and volatile investment environment. Geopolitical risks remain across the globe. In this economic and political environment, the HIT plans to continue managing its portfolio in line with its long-term strategy and investment mandate. The HIT has a long track record of providing competitive returns while taking less credit risk than the many other core fixed-income products. The HIT recognizes that interest rates are still very low and there is asymmetry between how low rates can fall versus how high they can climb. The HIT is currently managing its duration to be slightly shorter than its benchmark to defend against a rising rate environment. However, this positioning is subject to adjustment as the market environment will likely remain dynamic. The HIT is prepared to execute its strategy in rising or falling interest rate environments.

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.67%	0	6.11
Agencies	1.13%	60	4.28
Single family agency MBS (RMBS)	0.47%	-17	4.95
Corporates	1.22%	38	7.33
Commercial MBS (CMBS)	0.86%	8	5.50
Asset-backed securities (ABS)	0.54%	22	2.25
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/2016	3/31/17	Change
3 Month	0.497%	0.752%	0.254%
6 Month	0.610%	0.896%	0.286%
1 Year	0.811%	1.016%	0.206%
2 Year	1.188%	1.254%	0.066%
3 Year	1.451%	1.489%	0.038%
5 Year	1.927%	1.921%	-0.006%
7 Year	2.245%	2.210%	-0.035%
10 Year	2.444%	2.387%	-0.057%
30 Year	3.065%	3.009%	-0.056%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q1 Highlights

Portfolio Data as of March 31, 2017

Net Assets	$5,861,668,505
Portfolio Effective Duration	5.473 years
Portfolio Average Coupon	3.27%
Portfolio Current Yield[1]	3.30%
Portfolio Yield to Worst	2.87%
Convexity	0.095
Maturity	9.607 years
Average Price	102.11
Number of Holdings	992

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	66.18%
Agency Single-Family MBS	22.42%
U.S. Treasury	5.92%
AAA Private-Label CMBS	2.28%
Cash & Short-Term Securities	3.20%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	22.42%
CMBS – Agency Multifamily*	62.57%
U.S. Treasury Notes/Bonds	5.92%
State Housing Permanent Bonds	5.16%
State Housing Construction Bonds	0.60%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	3.20%
* Includes multifamily MBS (55.74%), AAA Private-Label CMBS (2.28%), and multifamily Construction MBS (4.55%).

Geographical Distribution of Long-Term Portfolio: 3

West	9.26%
Midwest	14.65%
South	9.07%
East	19.35%
National Mortgage Pools	47.67%

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1  The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2  Percentages weighted by unfunded construction-related security purchase commitments.

3  Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q1 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	3.20%	5-5.99 years	8.71%
0-0.99 years	12.09%	6-6.99 years	8.45%
1-1.99 years	4.02%	7-7.99 years	12.59%
2-2.99 years	7.57%	8-8.99 years	8.49%
3-3.99 years	11.73%	9-9.99 years	4.35%
4-4.99 years	13.42%	Over 10 years	5.38%

Maturity Distribution (based on average life):

0 – 1 year	6.05%
1 – 2.99 years	9.37%
3 – 4.99 years	18.33%
5 – 6.99 years	28.15%
7 – 9.99 years	26.14%
10 – 19.99 years	8.26%
Greater than 20 years	3.70%

Quality Distribution: 4

U.S. Government or Agency	90.06%
AAA	2.81%
AA	3.80%
A	0.00%
Not Rated	0.13%
Cash	3.20%

Bond Sector Distribution: 4,5

MBS	93.89%
Treasury	6.11%
Agency	0.00%

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4  Percentages weighted by unfunded construction-related security purchase commitments.

5  Excludes cash and short-term equivalents.

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